UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Commission File Number: 0-32201

Delaware	33-0824714
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

1204 Tangerine Street, El Cajon, CA 92021

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 822-2602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.03 Amendments to Articles of Incorporation

On January 29, 2020 Bio-Matrix Scientific Group, Inc. (the “Company”) submitted a Certificate of Amendment (“Amendment”) to its Certificate of Incorporation with the State of Delaware

The Amendment reduces the number of shares of common stock the Company is authorized to issue from 16,000,000,000 shares of common stock to 100,000,000 shares of common stock.

The Amendment authorizes a reverse stock split of its issued and outstanding common stock and all classes of issued and outstanding preferred stock at an exchange ratio of one new share for every 2,000 old shares. Fractional shares of stock shall be rounded up to the nearest whole share. Par Value shall remain $0.0001.

Both of the abovementioned changes shall be effective February 18, 2020.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
3(i)	AMENDMENT TO CERTIFICATE OF INCORPORATION

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

Dated: January 29, 2020	By: /s/ Timothy Foat
Timothy Foat
Chief Executive Officer

3